UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2012

MADISON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland  21236
(Address of principal executive offices, including zip code)

(410) 529-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Madison Bancorp, Inc. (the “Company”) was held on August 13, 2012. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three-year terms or until their successors are elected and qualified, by the following vote:

			BROKER NON-
	FOR	WITHHELD	VOTES
Richard E. Funke	372,552	27,585	130,154
Melody P. Kline	372,552	27,585	130,154

2.
The appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 was ratified by the stockholders by the following vote:

			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
527,535	25	2,731	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.

Date: August 14, 2012	By:	/s/ Michael P. Gavin
Michael P. Gavin
President and Chief Executive Officer